Exhibit 31.01
CERTIFICATION UNDER SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

I, Robert Bearden, certify that:
1.     I have reviewed this Annual Report on Form 10-K of Cloudera, Inc.;

2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: October 26, 2020	/s/ Robert Bearden Robert Bearden Chief Executive Officer (Principal Executive Officer)